FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This First Amendment to Loan and Security Agreement is entered into as of March 5, 2013 (this “Amendment”), by and among IDENTIVE GROUP, INC., a Delaware corporation (“Parent”), and each of the Domestic Subsidiaries listed on Schedule 1.1 hereto (together with Parent, hereinafter collectively referred to as “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”).

RECITALS

     Borrower and Lender are parties to that certain Loan and Security Agreement dated as of October 30, 2012 (as amended, modified or restated from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	Financial Covenants. Section 7.14(b) of the Agreement is amended and restated as follows:

7.16	Minimum EBITDA. Except for the period from January 1, 2013 through May 31, 2013, Parent and its Subsidiaries on a consolidated group basis shall maintain at all times EBITDA of not less than $1,500,000 below the projections for EBITDA that have been approved by Parent’s Board of Directors as Lender projections for the corresponding period and attached to Schedule 7.14 of the Agreement (as such projections and Schedule 7.14 may be updated from time to time by Borrower and acceptable to Lender), measured on the last day of each month on a trailing six-month basis. During the period from January 1, 2013 through May 31, 2013, Parent and its Subsidiaries on a consolidated group basis shall maintain at all times EBITDA, measured on the last day of each month on a trailing six-month basis, of not less than $500,000 below the updated projections for EBITDA for the corresponding period and set forth on Schedule 7.14A to this Amendment which amends and restates the projections for the monthly EBITDA and trailing six-month EBITDA covenants for the period of January 1, 2013 through May 31, 2013 in Schedule 7.14 attached to the Agreement. For the fiscal years subsequent to the fiscal year ended December 31, 2013, Parent shall deliver to Lender updated monthly projections approved by Parent’s Board of Directors as lender projections for the next fiscal year not less than 30 days prior to the end of Parent’s prior fiscal year and, in connection therewith, shall update Schedule 7.14 to the extent acceptable by Lender.

     2. Entire Agreement; No Waiver. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof. This Amendment does not constitute a novation.

     3. Representations and Warranties. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

     4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     5. Conditions to Amendment. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender the following:

(a)	this Amendment, duly executed by Borrower; and

(b)	payment of a non-refundable fee of $75,000 to Lender, plus all Lender Expenses incurred in connection with this Amendment.

IN WITNESS WHEREOF, Lender and Borrower have caused this First Amendment to Loan and Security Agreement to be duly executed by their duly authorized officers, respectively, as of the day and year first above written.

BORROWER:

IDENTIVE GROUP, INC.
	Signature:	/s/ David Wear
	Print Name:	David Wear
	Title:	Chief Financial Officer

ACIG TECHNOLOGY CORP.
	Signature:	/s/ David Wear
	Print Name:	David Wear
	Title:	Chief Financial Officer

HIRSCH ELECTRONICS LLC
	Signature:	/s/ David Wear
	Print Name:	David Wear
	Title:	Chief Financial Officer

IDONDEMAND, INC.
	Signature:	/s/ David Wear
	Print Name:	David Wear
	Title:	Chief Financial Officer

ROCKWEST TECHNOLOGY GROUP, INC.
	Signature:	/s/ David Wear
	Print Name:	David Wear
	Title:	Chief Financial Officer

Accepted in Palo Alto, California:
LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
	Signature:	/s/ Ben Bang
	Print Name:	Ben Bang
	Title:	Senior Counsel